Exhibit 10.11
LINCOLN INTERNATIONAL, INC.
LOCK-UP AGREEMENT
This LOCK-UP AGREEMENT (this “Agreement”) is made and entered into as of [ ò ], 2026, by and between the undersigned and Lincoln International, Inc., a Delaware corporation (the “Company”).
RECITALS
WHEREAS, prior to the Reorganization Transactions (as defined below), the undersigned was (i) a member of either Lincoln International Partners Holdings, LLC, a Delaware limited liability company, Lincoln International Partners Holdings II, LLC, a Delaware limited liability company, or Marshberry Holdco II, LLC, a Delaware limited liability company (each, a “Blocker Company” and collectively, the “Blocker Companies”), a holder of options to purchase membership interests in a Blocker Company or (ii) a stockholder of LI GP, Inc., a Delaware corporation (“LI GP”) or (iii) a limited partner of Lincoln International, LP, a Delaware limited partnership (“LILP”), which is an affiliate of the Company;
WHEREAS, prior to the Reorganization Transactions, LI GP and each Blocker Company was a limited partner of LILP;
WHEREAS, in connection with the proposed initial public offering (the “Public Offering”) of shares of the Class A common stock, par value $0.00001 per share (the “Class A Common Stock”), of the Company, LILP and the Company consummated certain reorganization transactions (the “Reorganization Transactions”), including (a) amending and restating the existing limited partnership agreement of LILP (the “A&R LP Agreement”) to recapitalize all existing ownership interests in LILP into one class of common units (“LILP Units”) and to admit the Company as the general partner of LILP (the “General Partner”), (b) amending and restating the Company’s certificate of incorporation to provide for the Class A Common Stock, and (c) the merger of LI GP and the Blocker Companies with and into the Company (the “Mergers”), with the Company surviving the Mergers;
WHEREAS, in connection with the Mergers, each Blocker Company and LI GP contributed all of the LILP Units it owns to the Company in exchange for shares of Class A Common Stock (together with shares of Class A Common Stock that may be received by the undersigned in connection with the exercise of any options to purchase Blocker Company equity that were converted in the Mergers into options to purchase shares of Class A Common Stock, the “Merger Lock-up Shares”), which were subsequently distributed to the respective members of each Blocker Company and the stockholders of LI GP;
WHEREAS, contemporaneously with the Reorganization Transactions, certain limited partners of LILP contributed LILP Units to the Company in exchange for shares of Class A Common Stock (the “Rollover Lock-up Shares” and, together with the Merger Lock-up Shares, the “Lock-up Shares”);

WHEREAS, the undersigned is a recipient and holder of Lock-up Shares;
WHEREAS, on the date hereof, the registration statement registering the Class A Common Stock sold in the Public Offering (the “Registration Statement”) was declared effective by the Securities and Exchange Commission (the “SEC”); and
WHEREAS, in connection with its receipt of Lock-up Shares and effectiveness of the Registration Statement, the undersigned and the Company wish to enter into this Agreement concerning the transfer of the Lock-up Shares held or controlled by the undersigned, the provisions of which are substantially identical to lock-up provisions contained in the A&R LP Agreement.
AGREEMENT
NOW, THEREFORE, the parties agree as follows:
1.Lock-up of the Shares. In consideration of the issuance of the Lock-up Shares, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the Lock-up Period (as defined below), the undersigned shall not, and shall not cause or direct any of his, her or their affiliates to, sell, transfer, assign, redeem, pledge, encumber or otherwise dispose of (whether directly or indirectly, whether with or without consideration and whether voluntarily or involuntarily or by operation of law) (a) any interest (legal or beneficial) in any Lock-Up Shares or (b) any equity or other interest (legal or beneficial) in any partner of LILP (“Partner”) if substantially all of the assets of such Partner consist solely of LILP Units (“Transfer”).
2.Lock-up Period. The restrictions on Transfer of the Lock-up Shares shall, unless earlier terminated or waived by the board of directors of the Company (the “Board”), or its designee, apply for a period (the “Lock-Up Period”) commencing on the date of this Agreement and continue through:
a.the second (2nd) anniversary of the closing date of the Public Offering, with respect to one-third of such Lock-Up Shares;
b.the third (3rd) anniversary of the closing date of the Public Offering, with respect to one-third of such Lock-Up Shares; and
c.the fourth (4th) anniversary of the closing date of the Public Offering, with respect to one-third of such Lock-Up shares, provided, that
i.if, prior to the fourth (4th) anniversary of the closing date of the Public Offering, the undersigned is no longer employed by the Company or one of its Affiliates as a result of either (1) his or her termination of employment; provided that such termination is without (i) Good Reason and (ii) not in connection with his or her Retirement , or (2) the Company’s or the applicable employing affiliate’s termination of the undersigned’s employment with Cause (in each case including such termination that occurred in the period prior to the closing date of the Public Offering), in each case the Lock-Up Period shall automatically extend with respect to such Lock-Up Shares held by the undersigned or his or her Permitted Transferees (as defined below) on the date the undersigned provided notice of such termination in the case of clause (1) or was notified by the Company of such termination in the case of clause (2) for a period ending no later than the seventh (7th) anniversary of the closing date of the Public Offering; provided, however, that the Company, or its designee, may, in its sole and absolute discretion, waive or shorten such extension, and
ii.if the undersigned becomes deceased or his or her employment with the Company or one of its Affiliates is terminated as a result of his or her “Permanent Disability” (as defined in A&R LP Agreement), the Lock-Up Period shall automatically end with respect to such Lock-Up Shares.
3.Permitted Transfers. Notwithstanding the foregoing, the undersigned may Transfer (each transferee, a “Permitted Transferee”) (a) Lock-up Shares at any time with prior written consent from the Board or its designee and (b) Rollover Lock-up Shares at any time (i) as a bona fide gift or charitable contribution to a qualified charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) to a donor advised fund as defined in Section 4966(d)(2) of the Code or (iii) to a trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that any such trust is controlled by the undersigned or persons designated by the undersigned and that any such transfer shall not involve a disposition for value.
4.Termination. This Agreement shall automatically terminate and the undersigned shall be released from all of his or her obligations hereunder upon the earlier of (i) the expiration of the Lock-up Period and (ii) the date on which the undersigned no longer owns any Lock-up Shares.
5.Definitions.
a.“Cause” means, with respect to the undersigned individual, (a) the Financial Industry Regulatory Authority of the United States terminates his or her “Principal” or “Registered Representative” license or such license lapses and he or she fails to reinstate such license within a reasonable period of time after proper notice that such license has lapsed; (b) he or she commits any fraud, act of bad faith, theft of Company property, or property of any of its subsidiaries or affiliates, or makes a misrepresentation of material fact that results in a loss in excess of $2,500; (c) his or her indictment, conviction of, or entry of a plea of guilty or no contest with respect to a felony or any lesser crime of which fraud or dishonesty is a material element; (d) he or she fails to comply with the codes, policies or procedures of the Company or of any of its subsidiaries or affiliates or any Federal or State laws and regulations regarding the hiring or treatment of employees; (e) his or her intoxication while engaged in the performance of any duties on behalf of the Company or its subsidiaries or affiliates or which interferes with his or her ability to perform such their assigned duties or responsibilities, or use of illegal drugs; or (f) he or she breaches or violates any employment or similar agreement with the Company or any of its subsidiaries or affiliates or any covenant or obligation pertaining to non-competition, non-solicitation of clients and/or employees, non-service of clients, assignment of intellectual property, or confidentiality owing to the Company or any of its subsidiaries or affiliates (including, without limitation, any Proprietary Interests Protection Agreement he or she entered into with the Company or any of its subsidiaries or affiliates).
b.“Good Reason” means the occurrence of any of the following to the undersigned individual, in each case without his or her consent: (i) a material reduction in his or her base compensation (and, for the avoidance of doubt, does not include any such reduction to such individual’s variable or incentive compensation) other than a general reduction in compensation that affects all similarly situated employees in substantially similar proportions; provided, that, for the avoidance of doubt, fluctuations in such individual’s variable or incentive compensation do not give rise to Good Reason; (ii) a relocation of his or her principal place of employment by more than 50 miles by action of the Company or any of its subsidiaries or affiliates; or (iii) a material, adverse change in his or her title or responsibilities (other than temporarily while he or she may be physically or mentally Incapacitated or as required by applicable law or regulation); provided, however, that he or she must: (a) tender to the Company a signed written notice (x) detailing particular circumstances constituting the basis for his or her resignation with Good Reason and (y) referencing the specific applicable provisions of this Good Reason definition, within 15 calendar days after he or she obtains actual knowledge of any such circumstance having occurred, and (b) allow the Company 30 calendar days from receipt of such notice to cure the same. If the Company so cures the circumstance(s), Good Reason shall be deemed not to exist with respect to such cured circumstance. In addition, the undersigned must resign his or her employment 90 calendar days after providing the required written notice of such Good Reason circumstances, and the Company must fail to timely cure such circumstances, for such resignation to be for Good Reason.
c.“Incapacitated” means, with respect to any individual, death, total physical disability or entry by a court of competent jurisdiction adjudicating such individual incompetent to manage his or her person or his or her estate.
d.“Retirement” means an individual who is 65 years old or older resigning without going to work for or forming a competitor of the Company, its subsidiaries or affiliates within a three year period following such resignation, whereby “going to work for or forming a competitor” (or similarly derived phrases) means accepting employment with or providing professional services for or forming a firm that competes directly or indirectly with the Company, its subsidiaries or affiliates, which provides investment banking services, including merger and acquisition advisory, private capital raising, restructuring, joint venture and partnership advisory services, valuation advisory services, transaction opinion services or other services sold by or provided by the Company, its subsidiaries or affiliates during the individual’s employment with the Company, its subsidiaries or affiliates, anywhere in the world.
Very truly yours,

By:
(duly authorized signature)

Name:
(please print full name)
[Signature Page to Blocker Member, LI GP Stockholder and Rollover Lock-Up Agreement]